UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 1, 2003

LivePerson, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-30141	13-3861628
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

462 Seventh Avenue, 21st Floor, New York, New York		10018
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (212) 609-4200

(Former name or former address, if changed since last report)

ITEM 7.  Financial Statements and Exhibits.

(c)  Exhibits.  The following documents are filed as exhibits to this report:

99.1                           Press release issued May 1, 2003.

ITEM 9.  Regulation FD Disclosure (information furnished under Item 12, “Results of Operations and Financial Condition”).

The information contained in this Current Report is intended to be furnished under Item 12, “Results of Operations and Financial Condition,” and is provided under Item 9 pursuant to interim guidance issued by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583. As such, the information hereunder shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

A copy of the press release issued by LivePerson, Inc. on May 1, 2003, announcing its results of operations and financial condition for the quarter ended March 31, 2003, is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LIVEPERSON, INC.
(Registrant)

May 6, 2003	/s/ TIMOTHY E. BIXBY
Date	Timothy E. Bixby
President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit

99.1	Press release issued May 1, 2003.